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                                                           EXHIBIT 10.9
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                                FOURTH AMENDMENT
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     This Amendment with Effective Date of March 19, 1993 is to the License
Agreement between M.I.T. and Matritech, Inc. with the Effective Date of December 14, 1989.

     The parties thereto hereby agree that the time specified for completion of the milestone identified in paragraph 3.2(c) be extended until June 30, 1994.



Agreed to for:

MATRITECH, INC.                        MASSACHUSETTS INSTITUTE
                                           OF TECHNOLOGY

By   /s/Stephen D. Chubb               By   /s/ John T. Preston
   -------------------------                ---------------------------------

Title President and CEO                Title John Preston, Director/Tech Div.
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Date     3/18/93                       Date     3/18/93
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